SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 5, 2006

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Condition.

On May 5, 2006, Triumph Group, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended March 31, 2006 and conducted a conference call to further discuss the financial results. The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also discussed the following financial information:

•                                          Export Sales for the fiscal year ended March 31, 2006 was 22% of revenue. For the fiscal year ended March 31, 2006, the sales mix was as follows: commercial was 45% (compared to 44% in the prior full fiscal year), military was 33% (compared to 34% in the prior full fiscal year), regional jets were 6% (compared to 6% in the prior full fiscal year), business jets were 9% (compared to 8% in the prior full fiscal year) and other was 7% (compared to 8% in the prior full fiscal year).

•                                          The top ten programs represented in the backlog were the 777, 737NG,  A320, CH47,  V22, C17, 767, 747, F18, and A380 programs, respectively.

•                                          Boeing commercial accounted for 20% of net sales and Boeing military accounted for 10% of net sales for the quarter ended March 31, 2006. Airbus accounted for 7% of net sales for the quarter ended March 31, 2006.

•                                          The increase in sales over the prior year was attributed entirely to same store / organic growth.

•                                          The Company projected that the effective tax rate for fiscal year 2007 would be 32% (assuming that an extension of the Research and Development credit is approved by Congress).

•                                          The Company projected that capital expenditures would increase to be in the range of $45 to $50 million for fiscal year 2007.

•                                          The Company projected option expense for fiscal year 2007 would be in the range of $1.2 to $1.5 million.

The information in this Item 2.02 of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                Financial Statements and Exhibits.

(c)               Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 5, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2006		TRIUMPH GROUP, INC.

	By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

TRIUMPH GROUP, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 5, 2006